UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

BREEZE HOLDINGS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929

Irving, TX 75039

(Address of principal executive offices)

(888) 273-9001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BRZH	OTCQX Best Market
Rights exchangeable into one-twentieth of one share of common stock	BRZHR	OTCQX Best Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	BRZHW	OTCQX Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

First Amendment to the Merger Agreement

As previously disclosed, on September 24, 2024, Breeze Holdings Acquisition Corp, a Delaware corporation (“Breeze”) entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) by and among (i) Breeze, (ii) YD Bio Limited, a Cayman Islands exempted company and wholly owned subsidiary of Breeze (“Pubco”), (iii) Breeze Merger Sub, Inc., a Delaware corporation and which will be a direct, wholly-owned subsidiary of Pubco (“Parent Merger Sub”), (iv) BH Biopharma Merger Sub Limited, a Cayman Islands exempted company and wholly owned subsidiary of Pubco (“Company Merger Sub,” with Company Merger Sub and Parent Merger Sub together referred to herein as the “Merger Subs”), and (v) YD Biopharma Limited, a Cayman Islands exempted company (“YD Biopharma”). Capitalized terms used herein and not defined shall have the meaning attributed to them in the Merger Agreement.

On May 30, 2025, the parties to the Merger Agreement entered into Amendment No. 1 to Merger Agreement and Plan of Reorganization (the “Amendment”), pursuant to which the parties agreed to increase the PIPE Investment from up to $15,000,000 to up to $30,000,000. In connection with this increase, Schedule 7.20 to the Merger Agreement was deleted in its entirety and replaced with an amended schedule, which sets forth the revised terms of the PIPE investment.

Under the amended terms, the PIPE investment will be consummated contemporaneously with the closing of the transactions under the Merger Agreement. The issuance and sale of Pubco Ordinary Shares will be effected pursuant to one or more customary subscription agreements, each containing standard representations and warranties of Pubco, Breeze, and each purchaser. In addition, Pubco will enter into customary registration rights agreements with each purchaser, providing for the filing of a resale registration statement as soon as practicable following the closing and the use of commercially reasonable efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter.

The closing of the PIPE investment is conditioned upon (i) the contemporaneous closing of the transactions under the Merger Agreement, (ii) receipt of all required corporate approvals of Pubco, the Company, and Breeze, (iii) receipt of any necessary regulatory or stock exchange approvals (including Nasdaq), and (iv) the accuracy of the representations and warranties and compliance with the covenants of the parties to the applicable subscription agreement as of the PIPE closing.

Except as expressly set forth in the Amendment, all other terms, conditions, covenants, representations, and warranties set forth in the Merger Agreement remain unmodified and in full force and effect.

The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination transaction among Breeze, Pubco, and YD Biopharma pursuant to which Breeze and YD Biopharma would become wholly-owned subsidiaries of Pubco. In connection with the proposed transaction, Pubco intends to file with the SEC a registration statement/proxy statement on Form F-4 that will that also will constitute a proxy statement of Breeze with respect to the Breeze Common Stock to be issued in the proposed transaction (the “proxy statement/prospectus”). This Current Report is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to Breeze’s and YD Biopharma’s stockholders. Pubco and/or Breeze may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BREEZE AND YD BIOPHARMA AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BREEZE, YD BIOPHARMA, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Breeze through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Breeze will be available free of charge at Breeze Holdings Acquisition Corp., 955 W. John Carpenter Fwy., Suite 100-929, Irving, TX 75039, attention: J. Douglas Ramsey, Ph.D.

Participants in the Solicitation

Breeze, YD Biopharma and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Breeze and YD Biopharma in respect of the proposed transaction. Information about Breeze’s directors and executive officers and their ownership of Breeze common stock is set forth in Breeze’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 11, 2025 (the “Annual Report”). To the extent that holdings of Breeze’s securities have changed since the amounts included in the Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the anticipated benefits and impact of the proposed transaction on the combined company’s business and future financial and operating results, the anticipated timing of closing of the proposed transaction, the anticipated growth of the industries and markets in which YD Biopharma competes, the success and customer acceptance of YD Biopharma’s product and service offerings and other aspects of YD Biopharma’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of the combined company and the likelihood and ability of the parties to successfully consummate the proposed transaction. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding the combined company’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond our control and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this Current Report, including but not limited to: (i) the ability of the parties to complete the proposed transaction within the time frame anticipated or at all, which may adversely impact the price of Breeze’s securities; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the proposed transaction may not be completed by Breeze’s business combination deadline; (iv) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the definitive merger agreement by the stockholders of Breeze or YD Biopharma, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement; (vi) the effect of the announcement or pendency of the proposed transaction on YD Biopharma’s business relationships, performance and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of YD Biopharma and any potential difficulties in YD Biopharma employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against YD Biopharma or Breeze related to the definitive merger agreement or the proposed transaction or any product liability or regulatory lawsuits or proceedings relating to YD Biopharma’s products or services; (ix) the ability to maintain the listing of Pubco’s securities on the Nasdaq Capital Market after the closing; (x) potential volatility in the price of Breeze’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which YD Biopharma operates, variations in performance across competitors, changes in laws and regulations affecting YD Biopharma’s business, and changes in the combined company’s capital structure; (xi) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industries in which YD Biopharma operates or the markets that YD Biopharma targets; (xiii) the inability of YD Biopharma and its current and future collaborators to successfully develop and commercialize YD Biopharma’s products and services in the expected time frame or at all; (xiv) the risk that the combined company may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xv) the costs of the proposed transaction. The forward-looking statements contained in this Current Report are also subject to additional risks, uncertainties and factors, including those described in Breeze’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by Pubco and/or Breeze from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. The forward-looking statements included in this Current Report are made only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document that Breeze may file with the SEC or send to Breeze’s, Pubco’s or YD Biopharma’s stockholders in connection with the proposed transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1*	Merger Agreement and Plan of Reorganization, dated as of September 24, 2024, by and among Breeze, Breeze Merger Sub, and YD Biopharma (incorporated by reference to Exhibit 2.1 to Breeze’s Current Report on Form 8-K, filed with the SEC on September 25, 2024).

2.2	Amendment No. 1 to Merger Agreement and Plan of Reorganization, dated as of May 30, 2025 , by and among Breeze, Pubco, Breeze Merger Sub, Company Merger Sub, and YD Biopharma. (incorporated by reference to Annex A on Form F-4/A6, filed with the SEC on June 4, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Breeze agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Breeze Holdings Acquisition Corp

Date: June 6, 2025	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey
	Title:	Chief Executive Officer

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